                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 20, 2001

                            OPNET TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                          000-30931         52-1483235
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                    Number)

                              7255 Woodmont Avenue
                               Bethesda, Maryland
                                   20814-2959
                    (Address of principal executive offices)

                                 (240)-497-3000
                        (Telephone number of registrant)

                         3400 International Drive, N.W.
                             Washington, D.C. 20008
                                (Former address)










                       Exhibit Index appears on Page 5.

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Item 5. OTHER EVENTS

      On March 20, 2001, OPNET Technologies, Inc. (the "Registrant") entered into a definitive Asset Purchase Agreement (the "Asset Purchase Agreement") by and among the Registrant, OPNET Development Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant (the "Sub"), Make Systems, Inc., a California corporation ("Make"), and, with respect to only certain specified provisions, Metromedia Company, a Delaware general partnership. Subject to the terms and conditions of the Asset Purchase Agreement, the Sub will acquire substantially all of the assets and operations of the Cary, North Carolina-based NetMaker division of Make Systems, Inc. The purchase price for the transaction, which is expected to close by the end of the month, includes approximately $5 million in cash and up to 675,000 shares of the Registrant's common stock. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and the summary of the Asset Purchase Agreement set forth herein is qualified in its entirety by reference thereto.

      In connection with the closing of the transaction, the Registrant has agreed to amend and restate the Registration Rights Agreement dated as of September 30, 1997 by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen and Marc Cohen pursuant to the form of Amended and Restated Registration Rights Agreement by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen, Marc Cohen and Make Systems, Inc. attached hereto as Exhibit 99.1.

      A copy of the press release dated March 21, 2001, relating to the above described transaction is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

Exhibit
  No.                               Description
-------                             -----------

2.1 Asset Purchase Agreement, dated as of March 20, 2001, by and among OPNET Technologies, Inc., OPNET Development Corp., Make Systems, Inc., and Metromedia Company (Schedules and Exhibits omitted)
99.1 Form of Amended and Restated Registration Rights Agreement by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen, Marc Cohen and Make Systems, Inc.


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99.2        Press Release dated March 21, 2001


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OPNET TECHNOLOGIES, INC.


Date: March 22, 2001                    /s/ Joseph F. Greeves
                                        ----------------------------------------
                                        Name: Joseph F. Greeves
                                        Title: Senior Vice President and
                                               Chief Financial Officer


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

                            OPNET Technologies, Inc.
                                  Exhibit Index

Exhibit
  No.                               Description
-------                             -----------

2.1 Asset Purchase Agreement, dated as of March 20, 2001, by and among OPNET Technologies, Inc., OPNET Development Corp., Make Systems, Inc., and Metromedia Company (Schedules and Exhibits omitted)
99.1 Form of Amended and Restated Registration Rights Agreement by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen, Marc Cohen and Make Systems, Inc.
99.2        Press Release dated March 21, 2001


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